UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 17, 2020

The New America High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05399	04-2995419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Broad Street Boston MA	02109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	617-263-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of The New America High Income Fund, Inc. (the “Fund”) has amended and restated in its entirety the bylaws of the Fund (the “Thirteenth Amended and Restated Bylaws”). The Thirteenth Amended and Restated Bylaws became effective June 17, 2020 and are attached hereto as an Exhibit and are incorporated herein by reference.

Item 9.01                                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.                                                                                                                        Description

99.1                    Thirteenth Amended and Restated Bylaws, dated June 17, 2020, of The New America High Income Fund, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on this behalf by the undersigned hereunto duly authorized.

The New America High Income Fund, Inc.
(Registrant)

Date	October 2, 2020
/s/ Ellen E. Terry
Name: Ellen E. Terry
Title: President and Secretary